® Sonic Automotive – Investor Presentation April 2021 Updated April 29, 2021 Exhibit 99.2

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the effects of COVID-19 on operations, our anticipated future new vehicle unit sales volume, revenues and profitability, our anticipated future used vehicle unit sales volume, revenues and profitability, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated expense reductions, long-term annual revenue and profitability targets, anticipated future growth capital expenditures and profitability in our EchoPark Segment, anticipated openings of new EchoPark stores, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other reports and information filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC.

3 Company Overview

4 ® Sonic Automotive: Who We Are QUICK FACTS (NYSE: SAH) a Fortune 500 Company and One of the Nation’s Largest Automotive Retailers 107 20+ 14 14 $9.8 Billion $1.4 Billion 93K New Vehicles Sold 159K Total Revenues Automotive Brands Locations Used Vehicles Sold States Collision Centers Gross Profit Note: Revenue, Gross Profit, New & Used Vehicles Sold are for FY 2020 Our Core Franchised Dealerships Segment is a Full-Service Automotive Retailer, Selling New and Used Vehicles, Arranging F&I Product Sales, and Providing Parts, Service and Collision Repair Our High Growth EchoPark Segment Offers a Unique Approach to Pre-Owned Vehicle and F&I Sales Below-Market Pricing with a No Haggle Purchase Experience Drives Industry-Leading Used Vehicle Volume Throughput

Investment Highlights



Multiple Growth And Profit Drivers For Franchised Segment

Broad Revenue Stream Diversification

Unique, High Return EchoPark Business Model

Sonic Automotive

Expect To Grow Total Revenue To $25 Billion By 2025

EchoPark AUTOMOTIVE

Complementary Relationship – Sonic Franchised And EchoPark

Focused On Expense Control And Strengthening The Balance Sheet

Disciplined Capital Allocation To Accelerate EchoPark Growth

Note: Total revenue projection is estimate of future results. Actual results may differ. See "Forward-Looking Statements."

Sonic Automotive EchoPark AUTOMOTIVE
5

6 Revenue Composition BY GEOGRAPHY TX 28% CA 26%CO 10% TN 7% FL 7% AL 6% NC 5% GA 3% VA 2% MD 2% SC 2% NV 2% Concentrated in Major Metro Markets Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space Note: Percentages are Percent of Total Revenue for FY 2020

7 Revenue Composition – Diversified Revenue Streams Note: Percentages are Percent of Total for FY 2020 5% 34% 13% 42% 39% 7%43% 17% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Brand Distribution Note: Percentages are Percent of Total Revenue for FY 2020 Brand % of Revenue Franchise Brand % of Revenue BMW 22% Mercedes 11% Audi 6% Lexus 4% Land Rover 4% Porsche 3% Cadillac 2% MINI 1% Other Luxury (1) 2% Honda 11% Toyota 7% Hyundai 1% Volkswagen 1% Nissan <1% EchoPark 15% Non-Franchise 15% Ford 5% General Motors (2) 5% Luxury 55% 20%Import Domestic 10% (1) Includes Volvo, Jaguar, Acura and Infiniti (2) Includes Chevrolet, GMC and Buick Business Line Mix

8 ® EchoPark Automotive – A Unique Growth Story Expansion Plan For 140+ Point Distribution Network By 2025 Unique, High Return Business Model 1 to 4-Year-Old Vehicles - Nearly New With Remaining OEM Warranty 30% of Guests Travel More Than 30 Minutes To Shop Our Inventory Priced Up to $3,000 Below Market Pricing With Simplified, Easy Purchase Experience Focus On Pre-Owned Market – More Stable Than New Vehicle Market The New Car Alternative™ Price. Quality. Experience.

EchoPark – High Volume Model Drives Superior Returns

Ultra-Low Pricing	Attractive F&I	High Volume Throughput
May Yield **Slightly Negative Front-End** Gross Profit Per Unit	**Higher Penetration Rates** On F&I Products vs. Sonic Franchised Stores	**5X** Volume Per Store Per Month vs. Sonic Franchised Stores

Gross Profit Per Unit ("GPU")	Franchised Used	EchoPark	B (W)
Front-End Used Vehicle GPU	$1,300	$(100)	
F&I GPU	$1,600	$2,250	
Parts and Service Reconditioning GPU	$500	-	
Total Used-Related GPU	$3,400	$2,150	($1,250)
Volume Differential Factor	x1	X5	
Pro Forma Comparative Used-Related Gross Profit	**$3,400**	**$10,750**	**$7,350**

Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ.

Sonic Automotive EchoPark AUTOMOTIVE

9

10 Franchised Dealerships ® ® Complementary Relationship Between Segments • Thrives When New Vehicle Industry Is Healthy, Particularly Where Luxury Brands Are Strong • Diverse Revenue Streams • Relatively Low Fixed Costs And Multiple Operational Levers • Further Growth Opportunities:  Parts and Service Business  Used Vehicles  F&I Penetration  Expense Leverage • Strong Secular Growth Phase Due To:  Focus On Recession-Resistant Pre-Owned Vehicle Market  Below-Market Price Strategy  Simplified, Easy Purchase Experience • If Pre-Owned Vehicle Valuations Decline, EchoPark Should:  Benefit From Rapid Inventory Turns, Creating An Even Greater Pricing Advantage Over Competitors To Drive Additional Volume

Industry-Leading Used Vehicle Volume Throughput

Retail Used Vehicle Unit Sales Per Store Per Month


Sonic Automotive
EchoPark AUTOMOTIVE
82
32% Higher Volume
108
310
47% Higher Volume
456
Peer Average*
Sonic Franchised (Q1 2021)
CarMax**
EchoPark** (Q1 2021)

Utilize Highly Efficient Inventory Sourcing, Pricing And Selling Processes To Maximize Throughput

* Peer Average Is Store Count As Of And Unit Sales For The Quarter Ended December 31, 2020 For GPI, And As Of And For The Quarter Ended March 31, 2021 For ABG, AN, LAD And PAG
** CarMax Data Is Store Count As Of And Unit Sales For The Quarter Ended February 28, 2021, EchoPark Data Includes Retail Hub Markets Open For At Least 12 Full Months
Note: Data Source – Company Filings, Company Websites

Sonic Automotive EchoPark AUTOMOTIVE
11

12 35 27 Peer Average* Sonic Franchised (March 31, 2021) * Peer Average Is As Of December 31, 2020 For GPI, And As Of March 31, 2021 For ABG, AN, LAD And PAG ** CarMax Data Is As Of February 28, 2021 Note: Data Source – Company Filings, Calculated Based On Reported Trailing Quarter Cost Of Sales If Not Explicitly Disclosed 62 40 CarMax** EchoPark (March 31, 2021) Low Inventory Days’ Supply Reduces Risk Of Fluctuations In Used Vehicle Valuations Data Analytics Tools Enable Accuracy, Consistency And Scalability Of Used Inventory Sourcing And Pricing Inventory Management Expertise Used Vehicle Inventory Days’ Supply

Strategic Direction

Franchised Dealerships

- Drive New And Used Vehicle Profit Growth Through Multiple Channels (Traditional Sale Or Lease, Online Selling)
- Continued Growth Opportunity In Parts & Service, F&I Per Unit
- Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management

EchoPark

- Early-Stage Strong Secular Growth Phase
- Profitability Inflection Point Expected By 2022
- 20 Retail Hub Locations And 3 Delivery Centers Open To Date
- Projected To Add 25 New Locations Annually In 2021-2025
- Accelerated Growth Plan For 140+ Point Distribution Network Expected To Deliver 575,000 Unit Sales And $14 Billion In Revenues Annually By 2025

Capital Allocation

- Strict Capital Allocation Strategy Prioritizes Highest Return on Investment
- Strategically Deploy Capital To Accelerate EchoPark's Already Strong Growth
- Continue To Monitor Acquisition Opportunities As Market Evolves

Note: Profitability and revenue projection are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

Sonic Automotive EchoPark AUTOMOTIVE
13

14 EchoPark

EchoPark – Brand Promise

EchoPark AUTOMOTIVE

Price. Quality. Experience.

Up To 40% Below New Vehicle Price

Up To 10% Below Used Vehicle Market Price

High Quality, Low Mileage Vehicle With Existing Warranty

Transparent Guest-Centric Experience

New Car Feel Without The New Car Price

Zero Reported Accidents On CARFAX

Buy & Sell Your Way – On-Site Or Online

Complete Purchase In Under An Hour

The Full Omni-Channel Option

Sonic Automotive EchoPark AUTOMOTIVE 15

16 EchoPark – Developing Nationwide Distribution Network 2014 2015 2016 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E 2 2 2 5 8 9 16 41 66 91 116 140+ Cumulative Locations By Year Large Retail Hub Medium Retail Hub Delivery Center Existing Retail Hub Existing Delivery Center Delivery Center Coverage Area Future Market Opportunities140+ Point Distribution Network By 2025 Note: Future location counts are based on projections. Actual results may differ. See “Forward-Looking Statements.”

EchoPark – Modeled 4-Wall Economics At Maturity

(Modeled Metrics Assume 100% Maturity)	Delivery Center	Medium Retail Hub	Large Retail Hub
Average Monthly Retail Unit Volume	300	750	1,500
Average Vehicle Selling Price	$ 20,500	$ 20,500	$ 20,500
Total Annual Revenues	$ 82,000,000	$ 205,000,000	$ 410,000,000
Total Combined Gross Profit Per Unit Retailed ("GPU")	$ 1,700	$ 2,150	$ 2,150
Target SG&A Expenses as % of Gross Profit	65%	60%	60%
Annual Pre-Tax Profit	**$ 2,100,000**	**$ 7,200,000**	**$ 14,400,000**
Average Compensation Per Employee (with Fringe)	$ 68,000	$ 78,000	$ 78,000
Total Headcount	7	105	170
Sales Experience Guide ("EG") Headcount	N/A	25	50
Average Retail Unit Sales Per EG Per Month	N/A	30	30
Target Inventory Days' Supply	N/A	30 Days	30 Days
Working Capital Investment	$ -	$ 15,000,000	$ 31,000,000
Inventory Floor Plan Financing	$ -	$ (15,000,000)	$ (31,000,000)
Capital Expenditures, Including Land (Varies By Market)	**$1-$2 Million**	**$7-$12 Million**	**$20-$25 Million**
Estimated Months to Breakeven	3-6 Months	6-9 Months	6-9 Months
Estimated Years to Maturity	2 Years	4 Years	5 Years
Pre-Tax Return On Investment	**55%+**	**35% - 50%**	**28% - 33%**

Note: Estimated average pre-tax losses of $1.5 to $2.0 million per new medium or large retail hub opening (~40% incurred in 3 months prior to opening, ~60% incurred post-opening prior to targeted breakeven). Pre-tax losses for new Delivery Center locations are expected to be approximately $0.2 million per location prior to targeted breakeven.
Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ. See "Forward-Looking Statements."

Sonic Automotive EchoPark AUTOMOTIVE 17

EchoPark – Delivery Center Model



Existing Retail Hub

Example Delivery Center Market Coverage Opportunity

EchoPark AUTOMOTIVE

Delivery Center Model

- Utilize Existing Retail Hub For Inventory Storage And Reconditioning (Asset Light Expansion)
- Advertise Inventory In Surrounding Markets
- Drive Incremental eCommerce Sales In New Markets
- Inspect & Buy Vehicles From Guests After Online Appraisal
- Arrange Transport To EchoPark Delivery Center
- Guest Picks Up Vehicle At EchoPark Delivery Center Near Their Home (Next-To-Last-Mile Delivery)

Strategic Advantages

- Quick Entry Into New Markets With Minimal Capital Expenditures Or Overhead Costs
- Same Guest-Centric Purchase Experience And Convenience
- Blend Of Brick And Mortar And eCommerce Distribution Network Creates Operating Leverage

Delivery Center Locations

- Greenville, SC (Opened July 2020)
- Knoxville, TN (Opened December 2020)
- Charleston, SC (Opened April 2021)
- Expect To Open 20 Delivery Centers Annually From 2021-2025

Sonic Automotive EchoPark AUTOMOTIVE
18

19 EchoPark – 5-Year Accelerated Growth Forecast 57,161 575,000 FY 2020 FY 2025E Retail Unit Sales Volume FY 2020 FY 2025E $1.4 $14.0 Total Revenues (In Billions) 58% CAGR $221.0 FY 2020 FY 2025E Pre-Tax Profit (Loss) (In Millions) ($1.1) $11.0 $261.0 FY 2020 FY 2025E EBITDA (In Millions) Rate Of Expansion • Expect to Open 25 Locations Per Year From 2021-2025 • ~20 Delivery Centers • ~5 Medium Or Large Retail Hubs • See 4-Wall Model On Prior Slide Total Addressable Market • ~20 Million 0-4 Year Old Vehicle Transactions Annually • Existing Stores Generate ~400,000 Unique Leads On An Annualized Basis • Rapid Expansion To Meet Current Demand And Considerable Upside Opportunity Note: Amounts are estimates of future results used for modeling purposes. Actual results may differ materially.

20 EchoPark – Growth Path 212 660 881 920 764 941 1,136 1,585 1,685 1,673 2,049 2,400 4,496 5,518 7,459 7,698 8,762 11,051 12,587 13,206 12,676 13,986 13,207 15,127 14,841 19,670 $- $100 $200 $300 $400 $500 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 (In M ill io ns ) Quarterly Retail Units Quarterly Revenue FY 2021 Retail Unit Volume Forecast Of 100,000-105,000 Units (75%-85% Growth Vs. FY 2020) 32.5% Sequential Unit Growth Outperformed Our Q1 2021 Forecast Volume Of 18,000-19,000 Units

21 EchoPark – Adjusted EBITDA Trend ($2,802) ($1,115) ($3,353) ($2,168) ($3,029) ($2,059) $4,957 $4,792 $6,352 $5,299 $5,169 $5,569 $3,149 ($2,921) $6,162 $6,093 $6,214 $6,831 $4,804 $(290) $6,719 $(4,000) $(2,000) $- $2,000 $4,000 $6,000 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Adjusted EBITDA Less Impact of New Stores (In T ho us an ds ) Newly Opened Store Losses and Future Store Pre-Opening Costs Expected To Reduce Adjusted EBITDA By $3.0-$3.5 Million Per Quarter Through 2021 Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure)

22 EchoPark – Market Maturity Comparison - 150 300 450 600 750 900 1,050 1,200 1,350 1,500 1,650 1,800 Denver/Colorado Springs Dallas San Antonio Charlotte Houston Long Beach Tampa Nashville Atlanta Syracuse Baltimore-Laurel Phoenix Greenville Delivery Center Knoxville Delivery Center Average Monthly Retail Unit Volume Q1 2021 Q1 2020 Newer Markets Continue to Grow In Line With Forecast Model >5 Years In Market >5 Years In Market 3+ Years In Market 2+ Years In Market 2+ Years In Market 1+ Year In Market Market Opened April 2020 Market Opened October 2020 Market Opened December 2020 Market Opened December 2020 Market Opened February 2021 Market Opened February 2021 Market Opened July 2020 Market Opened December 2020

23 Franchised Dealerships

24 New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) ® Franchised Dealerships Franchised Dealerships84 Brands, Luxury Weighted20+ New & hicle Sales Parts & r i (P&S) Finance & Insurance (F&I) Collision Repair Centers14 20 Major Metropolitan Markets Focused On Inventory Mix and Attractive Pricing to Drive Growth and Profitability

25 Franchised Dealerships – Geographic Footprint Platforms in Major Metro Markets 84 Stores, 20+ Brands, 14 Collision Repair Centers

26 Franchised Dealerships – Strategic Levers Multiple Growth Drivers Divest Underperforming or Capital-Intensive Stores Grow Parts and Service Maximize F&I Penetration Used Vehicle Volume Throughput Inventory Sourcing Apply EchoPark Learnings Omni-Channel Platform SG&A Expense Discipline Acquire Potential High Return Stores

27 Omni-Channel Strategy

Full Omni-Channel Infrastructure

Sonic Automotive® EchoPark® AUTOMOTIVE

Buy & Sell Your Way

ON-SITE ⟷ ONLINE

Seamless to the Guest

Digital Interface

- Develop & Launch eCommerce Platform
- Proprietary Ability to Buy a Car A to Z Online or Any Step In Between

People

- Guest Experience Managers
- Centralized Appraisals, Inventory Sourcing, Pricing
- Centralized Call Support
- Centralized F&I
- Centralized Marketing

Proprietary Technology

- Utilize SIMS, Python Analytics, Robotic Process Automation, Hyper-Intelligence Technology

Sonic Automotive EchoPark AUTOMOTIVE

28

Buy & Sell Your Way

Buy & Sell Your Way

- Our Blend Of Brick And Mortar And eCommerce Strategies Allows Guests To Choose Their Preferred Buying Approach
- A Flexible, Guest-Centric Experience With Options
- Will Be Seamless To The Guest, Regardless of Which Path They Choose

Buy On-Site

- Complete A Traditional Vehicle Purchase Experience With A Modern, Technology-Enabled Approach
- Can Be Completed In Under An Hour

Start Online, Finish On-Site Or Buy Completely Online

- Research Online, Utilize Chat, Text, Phone, Zoom To Reduce In-Person Process
- Review And Select Insurance Products And Financing Options
- Includes Online Trade-In Appraisal And Firm Purchase Offer

- Complete A Full eCommerce Transaction In Minutes
- Test Drive And Finalize Purchase At Franchised Dealership, EchoPark Retail Hub Or EchoPark Delivery Center

Represents ~10% Of Q1 2021 Vehicle Sales Transactions

29

30 Q1 2021 Financial Snapshot

31 Q1 2021 – Consolidated Continuing Operations B/(W) than Q1 2020 (In millions, except per share data) Q1 2021 $ % Revenues $2,786.8 $478.7 20.7% Gross profit $400.9 $50.3 14.4% SG&A expenses $289.4 ($7.2) (2.6%) SG&A expenses as % of gross profit 72.2% 830 bps Earnings from continuing operations before taxes $72.6 $315.8 129.8% Continuing Ops: Net income $53.7 $252.8 127.0% Diluted earnings per share $1.23 $5.90 126.3% Refer to Appendix for Calculation of Adjusted Results and Reconciliation of Non-GAAP Measures Excluding The Effect Of A $268.0 Million Non-Cash Goodwill Impairment Charge In Q1 2020, Adjusted Earnings From Continuing Operations Before Taxes Increased 193% And Adjusted EPS Increased 208%, From $0.40 In Q1 2020

32 Strong Balance Sheet And Liquidity March 31, 2021 December 31, 2020 (In Millions) Cash and cash equivalents 77.2$ 170.3$ Availability under the 2016 Revolving Credit Facility 218.8 214.7 Availability under our used vehicle floor plan facilities(1) - - Availability under the 2019 Mortgage Facility 14.0 11.2 Availability under the 2020 Line Of Credit Facility 54.1 57.0 Floor plan deposit balance 70.8 73.2 Total available liquidity resources 434.9$ 526.4$ Covenant Requirement* March 31, 2021 December 31, 2020 Liquidity ratio >= 1.05 1.15 1.18 Fixed charge coverage ratio >= 1.20 2.32 2.07 Total lease adjusted leverage ratio <= 5.75 2.47 2.79 Net debt to Adjusted EBITDA ratio(2) 1.34 1.29 * As Defined In The 2016 Revolving Credit Facility and 2019 Mortgage Facility (1) During Q2 2020 Sonic Converted Its Used Vehicle Floor Plan Facilities From A Borrowing Base To A VIN-Specific Floor Plan Line. The Availability Under This Line Was $19.2 Million And $34.6 Million As Of March 31, 2021 and December 31, 2020, Respectively. (2) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) and Net Debt To Adjusted EBITDA Ratio (A Non-GAAP Measure)

33 Capital Expenditure Discipline Strict Capital Allocation Strategy Prioritizes Highest Return On Investment Actual YTD Q1 2021 Capital Expenditures Of $67.7 Million FY 2021E Includes Plans For 25 New EchoPark Locations $181.2 $87.8 $89.3 $92.4 $100.0 $53.0 $75.8 $36.3 $34.8 $75.0 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021E Gross Capital Expenditures (In Millions) Franchise EchoPark

34 Appendix

35 Non-GAAP Reconciliation – Earnings Per Share Q1 2021 Q1 2020 (In thousands, except per share amounts) Weighted- Average Shares Amount Per Share Amount Weighted- Average Shares Amount Per Share Amount Diluted earnings (loss) and shares from continuing operations(1) 43,542 53,689$ 1.23$ 42,615 (199,131)$ (4.67)$ Pre-tax items of interest: Impairment charges -$ 268,000$ Total pre-tax items of interest -$ 268,000$ Tax effect of above items - (51,295) Adjusted diluted earnings (loss) and shares from continuing operations 43,542 53,689$ 1.23$ 43,432 17,574$ 0.40$ (1) Basic Weighted-Average Shares Used For Q1 2020 Due To Net Loss On GAAP Basis

36 Non-GAAP Reconciliation – Segment Income Franchised Dealerships Segment EchoPark Segment Consolidated (In millions, except unit data) Q1 2021 Q1 2020 Q1 2021 Q1 2020 Q1 2021 Q1 2020 Revenues 2,279.7$ 1,976.3$ 507.1$ 331.7$ 2,786.8$ 2,308.1$ Gross profit 355.0$ 318.8$ 45.9$ 31.8$ 400.9$ 350.6$ SG&A expenses 250.1$ 256.4$ 39.3$ 25.7$ 289.4$ 282.2$ Segment income 70.5$ 22.7$ 2.0$ 2.1$ 72.5$ 24.8$ Impairment charges - (268.0) - - - (268.0) Earnings (loss) from continuing operations before taxes 70.5$ (245.3)$ 2.0$ 2.1$ 72.5$ (243.2)$ Adjusted earnings (loss) from continuing operations before taxes 70.5$ 22.7$ 2.0$ 2.1$ 72.5$ 24.8$ Impairment charges - (268.0) - - - (268.0) Earnings (loss) from continuing operations before taxes 70.5$ (245.3)$ 2.0$ 2.1$ 72.5$ (243.2)$ Adjusted net income (loss) from continuing operations 53.7$ 17.6$ Impairment charges (before taxes) - (268.0) Tax effect of items of interest and non-recurring tax items - 51.3 Net income (loss) from continuing operations 53.7$ (199.1)$ New vehicle unit sales volume 24,358 21,724 - - 24,358 21,724 Retail used vehicle unit sales volume 27,236 26,038 19,670 13,986 46,906 40,024 Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)	FY 2017	FY 2018	FY 2019	FY 2020	LTM Q1 2021
Net Income (Loss)	$ 92,983	$ 51,650	$ 144,137	$ (49,349)	$ 202,170
Provision For Income Taxes	13,198	22,645	54,954	12,983	78,870
Income (Loss) Before Taxes	$ 106,181	$ 74,295	$ 199,091	$ (36,366)	$ 281,040
Non-Floor Plan Interest	50,531	52,049	50,475	38,672	37,726
Depreciation and Amortization	92,127	96,652	95,646	93,922	95,578
Stock-Based Compensation Expense	11,119	11,853	10,797	11,704	12,761
Loss (Gain) On Exit Of Leased Dealerships	2,157	1,709	(170)	-	-
Impairment Charges	9,394	29,514	20,768	270,017	2,017
Loss (Gain) On Debt Extinguishment	14,607	-	6,690	-	-
Long-Term Compensation Charges	-	32,522	-	-	-
Loss (Gain) on Franchise and Real Estate Disposals	(9,980)	(39,307)	(74,812)	(8,247)	(8,265)
Adjusted EBITDA	$ 276,136	$ 259,287	$ 308,485	$ 369,702	$ 420,857
Long-Term Debt (Including Current Portion)	$ 1,024,703	$ 945,083	$ 706,886	$ 720,066	$ 711,897
Cash and Equivalents	(6,352)	(5,854)	(29,103)	(170,313)	(77,233)
Floor Plan Deposit Balance	(3,000)	-	-	(73,180)	(70,788)
Net Debt	$ 1,015,351	$ 939,229	$ 677,783	$ 476,573	$ 563,876
Net Debt To Adjusted EBITDA Ratio	3.68	3.62	2.20	1.29	1.34

Note – Balance Sheet Amounts Are As Of December 31 for the FY Then Ended. LTM Q1 2021 Amounts Are For The Twelve-Month Period Ended March 31, 2021. Balance Sheet Amounts For LTM Q1 2021 Are As Of March 31, 2021.

37

Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)

	Q1 2021				Q1 2020			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 54,222				$ (199,333)
Provision For Income Taxes				19,051				(44,200)
Income (Loss) Before Taxes	$ 70,543	$ 2,010	$ 720	$ 73,273	$ (245,344)	$ 2,096	$ (285)	$ (243,533)
Non-Floor Plan Interest	9,127	334	-	9,461	10,043	365	-	10,408
Depreciation And Amortization	21,206	3,304	-	24,510	20,144	2,708	-	22,852
Stock-Based Compensation Expense	3,485	-	-	3,485	2,427	-	-	2,427
Impairment Charges	-	-	-	-	268,000	-	-	268,000
Long-Term Compensation Charges	-	500	-	500	-	-	-	-
Gain On Franchise And Real Estate Disposals	(21)	14	-	(7)	-	-	-	-
Adjusted EBITDA	$ 104,340	$ 6,162	$ 720	$ 111,222	$ 55,270	$ 5,169	$ (285)	$ 60,154

(In thousands)

	Q4 2020				Q4 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 59,376				$ 46,307
Provision For Income Taxes				30,208				14,703
Income (Loss) Before Taxes	$ 90,611	$ (833)	$ (194)	$ 89,584	$ 75,466	$ (14,518)	$ 62	$ 61,010
Non-Floor Plan Interest	8,963	201	-	9,164	12,335	435	-	12,770
Depreciation And Amortization	21,167	2,863	-	24,030	20,972	2,765	-	23,737
Stock-Based Compensation Expense	3,152	-	-	3,152	2,690	-	-	2,690
Impairment Charges	1,158	-	-	1,158	1,075	16,617	-	17,692
Loss On Debt Extinguishment	-	-	-	-	6,690	-	-	6,690
Gain On Franchise And Real Estate Disposals	(821)	(5,152)	-	(5,973)	(29,242)	-	-	(29,242)
Adjusted EBITDA	$ 124,230	$ (2,921)	$ (194)	$ 121,115	$ 89,986	$ 5,299	$ 62	$ 95,347

38

→ Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)

	Q3 2020				Q3 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 59,818				$ 29,010
Provision For Income Taxes				20,620				11,307
Income (Loss) Before Taxes	$ 80,434	$ 239	$ (235)	$ 80,438	$ 38,417	$ 2,123	$ (223)	$ 40,317
Non-Floor Plan Interest	9,781	147	-	9,928	12,011	402	-	12,413
Depreciation And Amortization	21,004	2,763	-	23,767	21,561	2,703	-	24,264
Stock-Based Compensation Expense	3,153	-	-	3,153	2,681	-	-	2,681
Impairment Charges	26	-	-	26	-	1,124	-	1,124
Gain On Franchise Disposals	(3,388)	-	-	(3,388)	823	-	-	823
Adjusted EBITDA	$ 111,010	$ 3,149	$ (235)	$ 113,924	$ 75,493	$ 6,352	$ (223)	$ 81,622

(In thousands)

	Q2 2020				Q2 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 30,791				$ 26,599
Provision For Income Taxes				6,353				10,009
Income (Loss) Before Taxes	$ 34,856	$ 2,577	$ (289)	$ 37,144	$ 35,129	$ 1,693	$ (213)	$ 36,608
Non-Floor Plan Interest	8,938	234	-	9,172	12,599	431	-	13,030
Depreciation And Amortization	20,514	2,758	-	23,272	21,736	2,668	-	24,404
Stock-Based Compensation Expense	2,971	-	-	2,971	2,612	-	-	2,612
Impairment Charges	833	-	-	833	-	-	-	-
Gain On Franchise Disposals	1,117	-	-	1,117	356	-	-	356
Adjusted EBITDA	$ 69,229	$ 5,569	$ (289)	$ 74,509	$ 72,432	$ 4,792	$ (213)	$ 77,010

39

Non-GAAP Reconciliation – Adjusted EBITDA

	Q1 2020				Q1 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)							
Net Income (Loss)				$ (199,333)				$ 42,221
Provision For Income Taxes				(44,200)				18,935
Income (Loss) Before Taxes	$ (245,344)	$ 2,096	$ (285)	$ (243,533)	$ 61,156	$ 180	$ (180)	$ 61,156
Non-Floor Plan Interest	10,043	365	-	10,408	11,829	433	-	12,262
Depreciation And Amortization	20,144	2,708	-	22,852	20,824	2,418	-	23,242
Stock-Based Compensation Expense	2,427	-	-	2,427	2,814	-	-	2,814
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(170)	-	-	(170)
Impairment Charges	268,000	-	-	268,000	26	1,926	-	1,952
Gain On Franchise Disposals	-	-	-	-	(46,750)	-	-	(46,750)
Adjusted EBITDA	$ 55,270	$ 5,169	$ (285)	$ 60,154	$ 49,729	$ 4,957	$ (180)	$ 54,506

	Q4 2019				Q4 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)							
Net Income (Loss)				$ 46,307				$ 21,821
Provision For Income Taxes				14,703				9,150
Income (Loss) Before Taxes	$ 75,466	$ (14,518)	$ 62	$ 61,010	$ 37,388	$ (6,196)	$ (221)	$ 30,971
Non-Floor Plan Interest	12,335	435	-	12,770	12,902	423	89	13,414
Depreciation And Amortization	20,972	2,765	-	23,737	21,086	2,211	-	23,297
Stock-Based Compensation Expense	2,690	-	-	2,690	1,264	-	-	1,264
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(1,080)	3	89	(988)
Impairment Charges	1,075	16,617	-	17,692	14,053	1,500	-	15,553
Loss On Debt Extinguishment	6,690	-	-	6,690	-	-	-	-
Gain On Franchise Disposals	(29,242)	-	-	(29,242)	(158)	-	-	(158)
Adjusted EBITDA	$ 89,986	$ 5,299	$ 62	$ 95,347	$ 85,455	$ (2,059)	$ (43)	$ 83,353

40

Non-GAAP Reconciliation – Adjusted EBITDA

	Q3 2019				Q3 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
				(In thousands)				
Net Income (Loss)				$ 29,010				$ 15,118
Provision For Income Taxes				11,307				7,262
Income (Loss) Before Taxes	$ 38,417	$ 2,123	$ (223)	$ 40,317	$ 28,087	$ (5,455)	$ (252)	$ 22,380
Non-Floor Plan Interest	12,011	402	-	12,413	12,279	423	98	12,800
Depreciation And Amortization	21,561	2,703	-	24,264	22,140	1,999	-	24,139
Stock-Based Compensation Expense	2,681	-	-	2,681	4,578	-	-	4,578
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	24	4	103	131
Impairment Charges	-	1,124	-	1,124	-	-	-	-
Gain On Franchise Disposals	823	-	-	823	88	-	-	88
Adjusted EBITDA	$ 75,493	$ 6,352	$ (223)	$ 81,622	$ 67,196	$ (3,029)	$ (51)	$ 64,116

	Q2 2019				Q2 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
				(In thousands)				
Net Income (Loss)				$ 26,599				$ 16,905
Provision For Income Taxes				10,009				8,142
Income (Loss) Before Taxes	$ 35,129	$ 1,693	$ (213)	$ 36,608	$ 53,176	$ (27,832)	$ (297)	$ 25,047
Non-Floor Plan Interest	12,599	431	-	13,030	12,349	406	106	12,861
Depreciation And Amortization	21,736	2,668	-	24,404	22,801	1,919	-	24,720
Stock-Based Compensation Expense	2,612	-	-	2,612	3,049	-	-	3,049
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(2,618)	6	106	(2,506)
Impairment Charges	-	-	-	-	10,317	-	-	10,317
Long-Term Compensation Charges	-	-	-	-	-	23,333	-	23,333
Gain On Franchise Disposals	356	-	-	356	(38,047)	-	-	(38,047)
Adjusted EBITDA	$ 72,432	$ 4,792	$ (213)	$ 77,010	$ 61,027	$ (2,168)	$ (85)	$ 58,774

41

Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)

	Q1 2019				Q1 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 42,221				$ (2,194)
Provision For Income Taxes				18,935				(1,910)
Income (Loss) Before Taxes	$ 61,156	$ 180	$ (180)	$ 61,156	$ 10,830	$ (14,686)	$ (248)	$ (4,104)
Non-Floor Plan Interest	11,829	433	-	12,262	12,469	389	115	12,973
Depreciation And Amortization	20,824	2,418	-	23,242	22,830	1,666	-	24,496
Stock-Based Compensation Expense	2,814	-	-	2,814	2,962	-	-	2,962
Loss (Gain) On Exit Of Leased Dealerships	(170)	-	-	(170)	4,955	7	109	5,071
Impairment Charges	26	1,926	-	1,952	3,561	82	-	3,643
Long-Term Compensation Charges	-	-	-	-	-	9,189	-	9,189
Gain On Franchise Disposals	(46,750)	-	-	(46,750)	(1,190)	-	-	(1,190)
Adjusted EBITDA	$ 49,729	$ 4,957	$ (180)	$ 54,506	$ 56,417	$ (3,353)	$ (24)	$ 53,040

(In thousands)

	Q4 2018				Q4 2017			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 21,821				$ 61,952
Provision For Income Taxes				9,150				(8,399)
Income (Loss) Before Taxes	$ 37,388	$ (6,196)	$ (221)	$ 30,971	$ 57,822	$ (3,976)	$ (293)	$ 53,553
Non-Floor Plan Interest	12,902	423	89	13,414	12,449	276	123	12,848
Depreciation And Amortization	21,086	2,211	-	23,297	22,639	1,314	-	23,953
Stock-Based Compensation Expense	1,264	-	-	1,264	2,217	-	-	2,217
Loss (Gain) On Exit Of Leased Dealerships	(1,080)	3	89	(988)	23	-	118	141
Impairment Charges	14,053	1,500	-	15,553	6,079	-	-	6,079
Long-Term Compensation Charges	-	-	-	-	-	1,271	-	1,271
Gain On Franchise Disposals	(158)	-	-	(158)	(1,507)	-	(6)	(1,513)
Adjusted EBITDA	$ 85,455	$ (2,059)	$ (43)	$ 83,353	$ 99,722	$ (1,115)	$ (58)	$ 98,549

42

43 Non-GAAP Reconciliation – Adjusted EBITDA Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ 15,118 $ 19,440 Provision For Income Taxes 7,262 13,935 Income (Loss) Before Taxes $ 28,087 $ (5,455) $ (252) $ 22,380 $ 38,228 $ (4,372) $ (481) $ 33,375 Non-Floor Plan Interest 12,279 423 98 12,800 12,126 253 132 12,511 Depreciation And Amortization 22,140 1,999 - 24,139 22,179 1,317 - 23,496 Stock-Based Compensation Expense 4,578 - - 4,578 3,179 - - 3,179 Loss (Gain) On Exit Of Leased Dealerships 24 4 103 131 (173) - 362 189 Impairment Charges - - - - 200 - - 200 Gain On Franchise Disposals 88 - - 88 (8,490) - - (8,490) Adjusted EBITDA $ 67,196 $ (3,029) $ (51) $ 64,116 $ 67,249 $ (2,802) $ 13 $ 64,460 Q3 2018 Q3 2017

® Investor Relations Contacts: Sonic Automotive Inc. (NYSE: SAH) Danny Wieland, Vice President, Investor Relations & Financial Reporting ir@sonicautomotive.com (704) 927-3462 KCSA Strategic Communications David Hanover / Scott Eckstein sonic@kcsa.com (212) 896-1220